EXHIBIT 4.1 - SPECIMEN STOCK CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

CERTIFICATE NUMBER	SHARES

CUSIP NO. _______

DUO WORLD, INC.
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AUTHORIZED COMMON STOCK: 90,000,000 SHARES
COMMON STOCK PAR VALUE: $.001 EACH

THIS CERTIFIES THAT _____________________________________________

IS THE RECORD HOLDER OF _______________________________________

Fully Paid and Non-Assessable Shares of Common Stock Par Value of $.001 each of Duo World, Inc. transferable only on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED: ____________________

Secretary	President

DUO WORLD, INC.
Corporate
Seal
Nevada

2014

*****

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned and Registered:
ClearTrust, LLC

Transfer Agent____________

By__________________________

Authorized Signature

www.cleartrustonline.com

[Reverse Side}

NOTICE: Signature must be guaranteed by a firm, which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT______Custodian______
TEN ENT - as tenants by the entireties	(Cust) (Minor)
JT TEN - as joint tenants with right of survivorship and not as
tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received,________________________________________ hereby sell, assign and transfer unto _______________________________________________________________Shares represented by the within Certificate and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________

____________________________

In presence of _____________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER, THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION.

SIGNATURE GUARANTEED: